August 26, 2003

Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC 20549

Dear Sir or Madam:

      On behalf of State Street Research Tax-Exempt Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the six months ended June 30, 2003.

                                   Sincerely,


                                   /s/ Edward T. Gallivan, Jr.
                                   --------------------------------
                                       Edward T. Gallivan, Jr.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM SE
                              Dated August 26, 2003

          Form N-SAR             Six months ended 06/30/03        811-4558
-------------------------------- ------------------------- ---------------------
Report, Schedule or Statement of       Period of Report    SEC File No. of Form,
 Which the Documents Are a Part        (If Appropriate)    Schedule or Statement

     State Street Research Tax-Exempt Trust                      787978
--------------------------------------------------       -----------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number

--------------------------------------------------------------------------------
                    Name or Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation 8-K, the applicable Form, Schedule or Statement.


                   SIGNATURES: Complete A or B as Appropriate
                      See General Instructions to Form SE

A. FILING MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 26th day of August, 2003.

                     State Street Research Tax-Exempt Trust
                   ------------------------------------------
                              (Name of Registrant)


                         By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)

                             Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)

                               Assistant Treasurer
                   ------------------------------------------
                                     (Title


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


----------------    ------------------------------------------------------------
(Date)                                        (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

SEC 2082 (12-89)

                     State Street Research Tax-Exempt Trust
                    ----------------------------------------
                              (Name of Registrant)

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77. C. Matters submitted to a vote of security holders

     77. M.  Mergers

                      STATE STREET RESEARCH TAX-EXEMPT FUND

                                  A series of

                     STATE STREET RESEARCH TAX-EXEMPT TRUST


Sub-Item 77C: Submission of matters to a vote of security holders
------------

(a) A special meeting of shareholders was held on February 25,2003

                                             Number of               Number of
(b) Matter Voted upon at the meeting      Affirmative Votes       Negative Votes
                                          -----------------       --------------
To approve an agreement and plan of         15,638,636               1,344,147
Reorganization between the State Street
Research Tax-Exempt Trust, on behalf
of the State Street Research Tax-Exempt
Fund (the "Fund"), and Strong Income Funds,
Inc., on behalf of the Strong Advisor
Municipal Bond Fund (the "Strong Fund"), whereby the Strong Fund would acquire the stated assets and liabilities of the Fund in exchange for the Strong Fund's shares, which would be distributed by the Fund to the holders of its shares in complete liquidation of the Fund.

Item 77: Attachments
---------------------

SUB-ITEM 77m:     Mergers

On November 15, 2002, the SCM, Inc. and Strong Investments, Inc., became the surviving entity when it acquired the assets and liabilities of the State Street Research Tax-Exempt Fund (the "Acquired Fund") in exchange for shares of each class of the Strong Advisor Municipal Bond Fund.

See the Joint Proxy Statement/Prospectus for the Acquired Fund, which is incorporated by reference herein, and which includes further details on the acquisition.

Also, see Note 6 of the Notes to Financial Statements page in the Annual Report to Shareholders for the period January 1, 2001 through December 31, 2002, for the State Street Research Tax-Exempt, which is incorporated by reference herein.